Exhibit 99.1

FOR IMMEDIATE RELEASE

R.G. BARRY CORPORATION TO ACQUIRE BAGGALLINI

(PICKERINGTON, Ohio – Wednesday, March 16, 2011) Accessory products and slipper marketer R.G. Barry Corporation (Nasdaq:DFZ) and baggallini, Inc., have entered into a definitive agreement for R.G. Barry to acquire the principal assets of the Portland, OR-based accessory company for approximately $33.8 million.

The purchase is expected to be finalized on March 31, 2011. R.G. Barry senior management will discuss the acquisition during a special investor conference call/webcast to be held after closing.

baggallini is a privately-owned developer and marketer of functional, fashionable handbags, tote bags and travel accessories. Its products are sold primarily in North America through a network of thousands of full-price specialty and independent retailers, boutiques, travels stores, catalogs and on-line retailers. From 2006-to-2010, baggallini recorded a compounded annual revenue growth rate of approximately 19 percent.

“baggallini is our second acquisition this year; and collectively, these additions will transform our business and our future,” said R.G. Barry Corporation President and Chief Executive Officer Greg Tunney. “The face of R.G. Barry immediately changes from that of a one-dimensional, modest-growth slipper company to that of a multi-faceted, growing provider of functional, fashionable accessories.

“Until now, our business has been almost entirely rooted in accessory footwear, which accounts for only about 2 percent of the $30-billion-plus women’s accessories market. With these acquisitions, we now have established, growing businesses in the much larger handbag and foot care segments, both of which offer us significant opportunities for high growth and profitable expansion. As with our earlier acquisition, baggallini’s key management will be joining our team to help us grow the business into a premier consumer brand.

“Today, the total breadth of our business and our revenue and earnings productivity is greatly expanded. We have added a new, much less promotional roster of specialty and independent retailers to our already strong customer base. As a result, our business is less concentrated and the blend of products that we will be marketing will include more full-priced, higher-margin goods,” Mr. Tunney said.

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13405 Yarmouth Road NW, Pickerington OH 43147 / 614.864.6400 ? 800.848.7560 / rgbarry.com

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“Category-appropriate acquisitions continue to be a key strategic growth driver for us and our recently negotiated credit facility supports this important strategy,” added R.G. Barry Corporation Senior Vice President Finance and Chief Financial Officer José Ibarra. “Taking on an appropriate amount of long-term debt enhances the efficiency of our balance sheet, while allowing us to maintain suitable cash reserves for funding operations, capital expenditures and dividends to our shareholders.

“baggallini met all key criteria in our strategic acquisition filter. It is asset light, cash generating and will be immediately accretive to earnings; it expands our customer and consumer demographic bases; and it will benefit from backroom synergies with our existing enterprises. With a scheduled March 31 closing, we expect baggallini to be fully integrated by fiscal year-end and any transaction or integration costs to be expensed in the current fiscal year.

“When we begin fiscal 2012 on July 3, baggallini and our earlier acquisition, Foot Petals, each will be contributing to our revenue and earnings streams. As a result, our business is now positioned to be much larger, more profitable and less reliant on a single season or holiday period to achieve its annual revenue and earnings goals,” Mr. Ibarra said.

baggallini will remain headquartered in the Pacific Northwest and will be operated as a wholly-owned subsidiary of R.G. Barry.

About baggallini
baggallini, Inc. was founded in 1995 and is recognized as a leader in creating fashionable, functional, organized handbags, tote bags and travel accessories. The Company has twice been named to Inc. magazine’s list of the fastest growing companies in America. To learn more, visit baggallini.com.

About R.G. Barry Corporation
R.G. Barry Corporation is a leading developer and marketer of functional, fashionable accessory products. The Company’s growing brand portfolio capitalizes on a unique understanding of the accessory consumer and our long history of innovation and design excellence. We consistently deliver trend-right products that fit the evolving consumers’ personal sense of style.

Our flagship Dearfoams brand, the original foam-cushioned slipper introduced in 1947, our Terrasoles, Foot Petals and other licensed and private label products are sold through national chain department stores, discount stores, warehouse clubs, independent and specialty retailers, boutiques, catalogs and online retailers. Our collaborative relationships with retailing partners, category management expertise and reputation for stellar customer service enable us to occupy significant share positions in the categories in which we compete. To learn more, visit us online at rgbarry.com.

Forward-Looking Statements
Some of the disclosures in this news release contain forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by forward-looking words such as “may,” “expect,” “could,” “should,” “anticipate,” “believe,” “estimate,” or words with similar meanings. Any statements that refer to projections of our future performance,

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R.G. Barry to acquire baggallini — page 3

anticipated trends in our business and other characterizations of future events or circumstances are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995; and are based upon our current plans and strategies and reflect our current assessment of the risks and uncertainties related to our business. These risks could include, but are not limited to the following: our continuing ability to source products from third parties located outside North America; unplanned delivery and shipping costs resulting from delays in the manufacturing time for our products; competitive cost pressures; our ability to successfully integrate our Foot Petals and baggallini acquisitions; the loss of retailer customers to competitors, consolidations, bankruptcies or liquidations; shifts in consumer preferences; the impact of the global financial crisis and general economic conditions on consumer spending; the impact of the highly seasonal nature of our footwear business upon our operations; inaccurate forecasting of consumer demand; difficulties liquidating excess inventory; disruption of our supply chain or distribution networks; and our investment of excess cash in certificates of deposit and other variable rate demand note securities. You should read this news release carefully because the forward-looking statements contained in it may (1) discuss our future expectations; (2) contain projections of our future results of operations or of our future financial condition; or (3) state other “forward-looking” information. The risk factors described in this news release and in our filings with the Securities and Exchange Commission (the SEC), in particular “Item 1A. Risk Factors” of Part I of our Annual Report on Form 10-K for the fiscal year ended July 3, 2010 (the “2010 Form 10-K”), give examples of the types of uncertainties that may cause actual performance to differ materially from the expectations we describe in our forward-looking statements. If the events described in “Item 1A. Risk Factors” of Part I of our 2010 Form 10-K occur, they could have a material adverse effect on our business, operating results and financial condition. You should also know that it is impossible to predict or identify all risks and uncertainties related to our business. Consequently, no one should consider any such list to be a complete set of all potential risks and uncertainties. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the statement is made to reflect unanticipated events, except as required by applicable law. Any further disclosures in our filings with the SEC should also be considered.

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Contact:
Roy Youst, Director Investor & Corp. Communications José G. Ibarra, Senior Vice President Finance/CFO	614.729.7275 614.729.7270	ryoust@rgbarry.com jibarra @rgbarry.com

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